UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): August 12, 2002



                               DENNY'S CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      0-18051                  13-3487402
----------------------------    --------------------       ---------------------
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
of incorporation)                                          Identification No.)


 203 East Main Street, Spartanburg, SC                          29319-9966
----------------------------------------                   ---------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:           (864) 597-8000


Former name or former address, if changed since last report:

Item 5. Other Events

On August 12, 2002, Denny's Corporation (formerly Advantica Restaurant Group, Inc.) submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the Commission's June 27, 2002 Order (File No. 4-460) requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934, as amended.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

Listed below are all exhibits filed as a part of this current report.

        Exhibit Number          Description
        --------------          -----------

        99.1 Statement Under Oath Of Nelson J. Marchioli, Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

        99.2                    Statement Under Oath of Andrew F. Green,
                                Chief Financial Officer Regarding Facts and
                                Circumstances Relating to Exchange Act Filings.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DENNY'S CORPORATION


                                By:   /s/Rhonda J. Parish
                                   -------------------------------
                                   Name:  Rhonda J. Parish
                                   Title: Executive Vice President,
                                          General Counsel and Secretary


Date:   August 12, 2002


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